EXHIBIT 32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Executive Officer of ProLogis (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2005		/s/ Jeffrey H. Schwartz

	Name:	Jeffrey H. Schwartz
	Title:	Chief Executive Officer

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